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                                                                   EXHIBIT 10.11
                                                                   -------------

                             SUPERVISORY AGREEMENT
                             ---------------------


     This Supervisory Agreement ("Agreement") is made and is effective this ____ day of ___________, 1997 (the "Effective Date")., by and between First Federal Savings Bank of North Texas (the "Association"), a federally chartered stock association, having its main office located at Denton, Texas, and the Office of Thrift Supervision ("OTS"), an office within the United States Department of the Treasury, having its principal executive offices located at 1700 G Street, N.W., Washington, D.C., acting through its Midwest Regional Director or his/her designee ("Regional Director").

     WHEREAS, the OTS is the primary federal regulator of the Association; and

     WHEREAS, based on the OTS Report of Examination of the Association, which commenced on March 24, 1997 ("ROE"), the OTS is of the opinion that the Association has engaged in acts and practices that: (i) have resulted in violations of certain of the laws or regulations to which the Association is subject and/or (ii) are considered to be unsafe and unsound; and

     WHEREAS, the OTS is of the opinion that grounds exist for the initiation of administrative proceedings against the Association; and

     WHEREAS, the OTS is of the view that it is appropriate to take measures intended to ensure that the Association will: (i) comply with all applicable laws and regulations and (ii) engage in safe and sound practices; and

     WHEREAS, the Association, acting through its Board of Directors (the "Board"), without admitting or denying any violations of laws or regulations and/or unsafe and unsound practices, wishes to cooperate with the OTS and to evidence the intent to: (i) comply with all applicable laws and regulations and
(ii) engage in safe and sound practices.

     NOW THEREFORE, in consideration of the above premises, the mutual undertakings set forth herein, the parties hereto agree as follows:

             COMPLIANCE WITH LAWS, REGULATIONS AND SAFE AND SOUND
             ----------------------------------------------------
                                   PRACTICES
                                   ---------

1.   COMPLIANCE WITH LAWS, REGULATIONS AND SAFE AND SOUND PRACTICES
     --------------------------------------------------------------

     The Association and its Board and Officers shall take all necessary and appropriate actions to achieve compliance with the following laws, regulations, and safe and sound business practices:
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Supervisory Agreement
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     (A)  Section 5(v) of the Home Owners' Loan Act, 12 U.S.C. (S) 1464(v)
          (regarding reports of condition);

     (B) Section 560.93 of the OTS Regulations, 12 C.F.R. (S) 560.93 (regarding lending limitations);

     (C) Section 560.101(b) of the OTS Regulations, 12 C.F.R. (S) 560.101(b) (regarding real estate lending standards);

     (D) Section 560.160 of the OTS Regulations, 12 C.F.R. (S) 560.160 (regarding classification of assets);

     (E) Part 562 of the OTS Regulations, 12 C.F.R. Part 562 (regarding regulatory reporting standards);

     (F) Section 563.161 of the OTS Regulations, 12 C.F.R. (S) 563.161 (regarding management and financial policies/compensation);

     (G) Section 563.170(c) of the OTS Regulations, 12 C.F.R. (S) 563.170(c) (regarding establishment and maintenance of records);

     (H) Section 564.4 of the OTS Regulations, 12 C.F.R. (S) 564.4 (regarding minimum appraisal standards);

     (I) Section 11 of the Home Owners' Loan Act ("HOLA"), 12 U.S.C. (S) 1468, incorporating Sections 22(g), 22(h), 23A and 23B of the Federal Reserve Act, 12 U.S.C. (S)(S) 375a, 375b, 371c and 371c-1
          (transactions with affiliates, extension of credit to executive officers, directors, and principal shareholders).

     (J) Section 563.43 of the OTS Regulations, 12 C.F.R. (S) 563.43 (regarding loans to executive officers, directors, and principal shareholders).

                             CORRECTIVE PROVISIONS
                             ---------------------

2.   VIOLATIONS
     ----------

     (a) The Association and its Board of Directors shall use its best efforts to correct each violation of the loans-to-one borrower limitation, and all other violations
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          of law or regulation noted in the March 24, 1997 Report of Examination and adopt procedures to prevent future violations .

     (b) The Board shall review a complete listing of the loans-to-one borrower violations, and all other violations detailed in the March 24, 1997 Report of Examination, on a monthly basis and shall prepare a report with an explanation of the actions taken to correct the violations. A copy of the Report shall be submitted to the OTS monthly.

3.   THRIFT FINANCIAL REPORTS
     ------------------------

     The Association and its Board shall immediately adopt the procedures and controls approved by the OTS relating to the preparation of the Thrift Financial Reports ("TFR's").

4.   ASSET CLASSIFICATION
     --------------------

     (a) By October 31, 1997, the Association and its Board shall complete a comprehensive review of all loans $500,000 or greater, excluding single-family permanent loans, in accordance with a revised internal Asset Review/Asset Classification Policy that has been approved by the OTS.

     (b) By December 31, 1997, the Association and its Board shall complete a comprehensive review of all loans over $250,000 and no greater than $500,000, excluding single-family permanent loans, in accordance with a revised Internal Asset Review/Asset Classification Policy that has been approved by the OTS.

     (c)  By December 31, 1997, the Association and its Board shall:

          (i) provide for training of Association staff to ensure competence in the areas of lending and asset classification or shall recruit and hire staff who is experienced in those areas; and

          (ii) maintain staff who is competent to conduct appropriate credit analysis and to administer and/or monitor the loan portfolio in a prudent manner.
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5.   CREDIT AND COLLATERAL EXCEPTIONS
     --------------------------------

     (a) The Association and its Board shall use its best efforts to correct each of the credit and collateral exceptions as noted in the March 24, 1997 OTS Report of Examination.

     (b) The Association and its Board shall revise and implement the system and procedures to monitor and request the necessary financial information to ensure an accurate ongoing system of financial analysis.

6.   INTERNAL AUDIT
     --------------

     By December 31, 1997, the Association and its Board shall expand the internal audit function to address all necessary areas as provided for in the OTS Thrift Activities Handbook.

7.   MANAGEMENT
     ----------

     (a)  On an ongoing basis, the Association and its Board shall:

          (i) revise committee membership to ensure independence between the loan committee and asset classification committee;

          (ii) develop written job descriptions for officers which outline duties, responsibilities and authorities, and develop clear and consistent formal lines of authority and communication throughout the organization;

          (iii) expand the information reviewed by the Board and management to include loans-to-one borrower violations, credit and collateral exceptions, renewal and extensions, aging of construction loans, consolidated past due loans, and balance sheet variance analysis reports.

     (b) By September 30, 1997, the Association and its Board shall review and revise the Association's business plan. All assumptions should be reasonable, well supported, and include projected risk-based capital computations.
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8.   LENDING ACTIVITY
     ----------------

     (a) Without the prior written approval of the OTS, the Association shall not make any loans for acquisition, development and construction ("ADC") purposes.

     (b) On an ongoing basis, the Association and its Board shall develop, adopt, and implement prudent underwriting policies and procedures in keeping with industry standards and addressing construction lending, ADC lending, commercial real estate, credit analysis, asset classification, allowance for loan and lessee losses, and appraisals.

     (c) On an ongoing basis, the Association and its Board shall retain an independent appraiser to prepare a written appraisal review on all loans and credit applications greater than $1 million.

     (d) Until the Association and its Board has reduced its classified assets to 25 percent or less of Tier 1 core capital plus its allowance for loan and lease losses, the Association shall restrict its residential construction lending to a maximum credit line to any one borrower to 75 percent of the Association's legal lending limit.

                                 MISCELLANEOUS
                                 -------------

9.   COMPLIANCE WITH AGREEMENT
     -------------------------

     The Board and officers of the Association shall take immediate action to cause the Association to comply with the terms of this Agreement and shall take all actions necessary or appropriate thereafter to cause the Association to continue to carry out the provisions of this Agreement.

10.  DEFINITIONS
     -----------

     All technical words or terms used in this Agreement for which meanings are not specified or otherwise provided by the provisions of this Agreement shall, insofar as applicable, have meanings as defined in Chapter V of
     Title 12 of the CODE OF FEDERAL REGULATIONS, Home Owners' Loan Act
                     ---------------------------
     ("HOLA"), Federal Deposit Insurance Act ("FDIA"), or OTS Memoranda. Any
     such technical words or terms used in this Agreement and undefined in said CODE OF FEDERAL REGULATIONS, HOLA, FDIA, or OTS Memoranda
     ---------------------------
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shall have meanings that are in accordance with the best custom and usage in the savings and loan industry.

11.  SUCCESSOR STATUTES, REGULATIONS, GUIDANCE, AMENDMENTS
     -----------------------------------------------------

     Reference in this Agreement to provisions of statutes, regulations, and OTS memoranda shall be deemed to include references to all amendments to such provisions as have been made as of the Effective Date and references to successor provisions as they become applicable.

12.  DURATION, TERMINATION OR SUSPENSION OF AGREEMENT
     ------------------------------------------------

     (a) This Agreement shall: (i) become effective upon its execution by the OTS, through its authorized representative, whose signature appears below, and (ii) remain in effect until terminated, modified or suspended in writing by the OTS, acting through its Director or the Regional Director (including any authorized designee thereof).

     (b) The Regional Director, in his or her sole discretion, may, by written notice, suspend any or all provisions of this Agreement.

13.  TIME LIMITS
     -----------

     Time limitations for compliance with the terms of this Agreement run from the Effective Date, unless otherwise noted.

14.  EFFECT OF HEADINGS
     ------------------

     The Section headings herein are for convenience only and shall not affect the construction hereof.

15.  SEPARABILITY CLAUSE
     -------------------

     In case any provision in this Agreement is ruled to be invalid, illegal or unenforceable by the decision of any Court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby, unless the Regional Director, in his/her sole discretion, determines otherwise.
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16.  NO VIOLATIONS OF LAW, RULE, REGULATION OR POLICY STATEMENT AUTHORIZED: OTS
     --------------------------------------------------------------------------
NOT RESTRICTED
--------------

     Nothing in this Agreement shall be construed as:

     (a) allowing the Association to violate any law, rule, regulation, or policy statement to which it is subject; or

     (b) restricting the OTS from taking such action(s) that are appropriate in fulfilling the responsibilities placed upon it by law, including, without limitation, any type of supervisory enforcement or resolution action that the OTS determines to be appropriate.

17.  SUCCESSORS IN INTEREST/BENEFIT
     ------------------------------

     The terms and provisions of this Agreement shall be binding upon and inure to the benefit of, the parties hereto and their successors in interest. Nothing in this Agreement, express or implied, shall give to any person or entity, other than the parties hereto, the Federal Deposit Insurance Corporation and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

18.  SIGNATURE OF DIRECTORS
     ----------------------

     Each director of the Association signing the Agreement attests, by such act, that she or he, as the case may be, voted in favor of the resolution, in the form attached to this Agreement, authorizing the execution of this Agreement by the Association.

19.  INTEGRATION CLAUSE AND RESERVATION OF ENFORCEMENT POWERS
     --------------------------------------------------------

     (a) This Agreement represents, as of the Effective Date, the final written agreement of the parties with respect to the subject matter hereof and constitutes the sole agreement of the parties, as of the Effective Date, with respect to such subject matter.

     (b) Notwithstanding subparagraph (a) hereof, nothing in this Agreement shall be construed to prevent the OTS from taking enforcement action which the OTS otherwise would be authorized to take;

          (i) against any institution-affiliated party of the Association; or
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          (ii) against the Association for either:

               (A) any matter outside of the subject matter addressed by Paragraph 1 hereof; or

               (B) any matter, regardless of the subject matter, arising after March 24, 1997.

20.  ENFORCEABILITY OF AGREEMENT
     ---------------------------

     The Association represents and warrants that this Agreement has been duly authorized, executed, and delivered, and constitutes, in accordance with its terms, a valid and binding obligation of the Association. The Association acknowledges that this Agreement is a "written agreement" entered into with the OTS within the meaning of Section 8 of the FDIA, 12 U.S.C. (S) 1818.
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     IN WITNESS WHEREOF, the OTS, acting by and through the Regional Director, and the Association, in accordance with a duly adopted resolution of its Board (copy attached hereto), hereby execute this Agreement as of the Effective Date.

OFFICE OF THRIFT SUPERVISION                    THE ASSOCIATION



By: _______________________________             By:  /s/ David V. McCay
    David E. Bradley                                ----------------------------
    Regional Deputy Director                        Chief Executive Officer


                         DIRECTORS OF THE ASSOCIATION
                         ----------------------------


/s/ David V. McCay                               /s/ Marjorie Pitner
---------------------------------                -------------------------------
Director                                         Director

/s/ Joe Williams                                 /s/ Carl Deegan
---------------------------------                -------------------------------
Director                                         Director

/s/ Richard Hayes                                /s/ Richard Allen (Advisory)
---------------------------------                -------------------------------
Director                                         Director

/s/ Mark Hannah, Jr.
---------------------------------                _______________________________
Director                                         Director

/s/ Paul J. Milano
---------------------------------                _______________________________
Director                                         Director

/s/ Michael J. Whitten                           ______________________________
---------------------------------                Director
Director

/s/ Ike Harris (Advisory)                        _______________________________
---------------------------------                Director
Director

/s/ C. Glynn Lowe                                _______________________________
---------------------------------                Director
Director

/s/ G.R. Womack                                  ______________________________
--------------------------------                 Director
Director